EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, David Mitchell, President and Chief Executive Officer of webMethods, Inc. (the “Company”), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s quarterly report on Form 10-Q for the three months ended September 30, 2006 (the “Report”). The undersigned hereby certifies that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2006	/s/ David Mitchell

	Name:	David Mitchell
	Title:	President and Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, Mark L. Wabschall, Executive Vice President and Chief Financial Officer of webMethods, Inc. (the “Company”), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s quarterly report on Form 10-Q for the three months ended September 30, 2006 (the “Report”). The undersigned hereby certifies that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2006	/s/ Mark L. Wabschall

	Name:	Mark L. Wabschall
	Title:	Executive Vice President and Chief Financial Officer

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, John Andary, Executive Vice President of webMethods, Inc. (the “Company”), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s quarterly report on Form 10-Q for the three months ended September 30, 2006 (the “Report”). The undersigned hereby certifies that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2006	/s/ John Andary

	Name:	John Andary
	Title:	Executive Vice President

CERTIFICATION OF CHIEF ACCOUNTING OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, Michael Krone, Vice President and Chief Accounting Officer of webMethods, Inc. (the “Company”), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s quarterly report on Form 10-Q for the three months ended September 30, 2006 (the “Report”). The undersigned hereby certifies that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2006	/s/ Michael Krone

	Name:	Michael Krone
	Title:	Vice President and Chief Accounting Officer